                                                                       Exhibit 1

                       Directors and Executive Officers of
                       Bionix, B.V. as of January 13, 2003

         The name, position, principal occupation and business address of each executive officer and director of Bionix, B.V. is set forth below.

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------------------------------ --------------------------- --------------------------- ----------------------------------
Name                           Position with B.V.          Principal Occupation        Business Address
------------------------------ --------------------------- --------------------------- ----------------------------------
Anthony J. Dimun               Managing Director           Chairman of Nascent         c/o Nascent Enterprises and
                                                           Enterprises and Strategic   Strategic Concepts LLC
                                                           Concepts LLC                46 Parsonage Hill Road Short
                                                                                       Hills, NJ 07078
------------------------------ --------------------------- --------------------------- ----------------------------------
David H. MacCallum             Managing Director           Managing Partner of Outer   c/o Outer Islands Capital, L.P.
                                                           Islands Capital, L.P.       CitiCorp Center
                                                                                       153 East 53rd St., 48th Fl.
                                                                                       New York, NY 10022
------------------------------ --------------------------- --------------------------- ----------------------------------
David J. Bershad               Managing Director           Senior Partner of Milberg   c/o Milberg Weiss Bershad Hynes &
                                                           Weiss Bershad Hynes &       Lerach LLP
                                                           Lerach LLP                  One Pennsylvania Plaza, 49th Floor
                                                                                       New York, NY 10119-0165
------------------------------ --------------------------- --------------------------- ----------------------------------
Pertti Tormala                 Managing Director           Executive Vice President    c/o Bionx Implants, Inc.
                                                           of Research and             1777 Sentry Parkway West
                                                           Development of Bionx        Gwynned Hall, Suite 400
                                                                                       Blue Bell, PA 19422
------------------------------ --------------------------- --------------------------- ----------------------------------
Pentti Rokkanen                Managing Director           Emeritus Professor, Retired c/o Bionx Implants, Inc.
                                                                                       1777 Sentry Parkway West
                                                                                       Gwynned Hall, Suite 400
                                                                                       Blue Bell, PA 19422
------------------------------ --------------------------- --------------------------- ----------------------------------
Pertti Viitanen                Managing Director           Managing Director of        c/o Bionx Implants, Inc.
                                                           Bionx' Finnish subsidiary   1777 Sentry Parkway West
                                                                                       Gwynned Hall, Suite 400
                                                                                       Blue Bell, PA 19422
------------------------------ --------------------------- --------------------------- ----------------------------------
Michael J. O'Brien             Managing Director           Unknown                     c/o Bionx Implants, Inc.
                                                                                       1777 Sentry Parkway West
                                                                                       Gwynned Hall, Suite 400
                                                                                       Blue Bell, PA 19422
------------------------------ --------------------------- --------------------------- ----------------------------------
Gerard S. Carlozzi             Managing Director           President and Chief         c/o Bionx Implants, Inc.
                                                           Executive Officer of Bionx  1777 Sentry Parkway West
                                                                                       Gwynned Hall, Suite 400
                                                                                       Blue Bell, PA 19422
------------------------------ --------------------------- --------------------------- ----------------------------------
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